SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): October 16, 2003

ALLIANCE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	0-15366 (Commission File Number)	16-1276885 (I.R.S. Employer Identification No.)

120 Madison Street, Syracuse, New York (Address of Principal Executive Offices)	13202 (Zip code)

(315) 475-4478 (Registrant’s Telephone Number, Including Area Code) ———————————————————————————— (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

99.1	Press Release of Alliance Financial Corporation dated October 16, 2003

ITEM 9. REGULATION FD DISCLOSURE

        In accordance with Securities and Exchange Commission Release No. 33-8126, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

        On October 16, 2003, Alliance Financial Corporation issued an earnings release announcing its financial results for the third quarter ended September 30, 2003. A copy of the earnings release is attached as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE FINANCIAL CORPORATION

Date: October 16, 2003	By:	/s/ Jack H. Webb ————————————— Chairman, President and Chief Executive Officer